UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                     FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                          SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported)   October 14, 2004

                               Plymouth Rubber Company, Inc.
                   (Exact Name of Registrant as Specified in Its Charter)

                                     Massachusetts
                     (State or Other Jurisdiction of Incorporation)

                       1-5197                       04-1733970
               (Commission File Number) (IRS Employer Identification No.)


            104 Revere Street, Canton, Massachusetts      02021
            (Address of Principal Executive Offices)    (Zip Code)


                                   (781) 828-0220
               (Registrant's Telephone Number, Including Area Code)


           (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 [ ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01 - Other Events

On Thursday, October 21, 2004 Plymouth Rubber Company, Inc. announced that it has been awarded a new global agreement to supply tapes used by a leading Tier 1 supplier of automotive electrical distribution systems (wire harnesses). The agreement extends through calendar year 2006 and covers requirements in Asia, the Americas, and Europe. The agreement is estimated at $50 million for the term. Plymouth has supplied harness tapes to this automotive supplier for over 35 years, and has had similar agreements in effect since 1988.


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                                  Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                     Plymouth Rubber Company, Inc.

                  /s/Joseph J. Berns
                     Joseph J. Berns
                     Vice President - Finance and Treasurer, Principal Financial Officer and Principal Accounting Officer

Date:  October 21, 2004